Exhibit 99.1   Stock Purchase Agreement executed October 31, 2002

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                            STOCK PURCHASE AGREEMENT

                                     between

                            BACE INTERNATIONAL, INC.


                                       and

                            THE CURA GROUP III, INC.



                          Dated as of October 31, 2002

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                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the 31st day of October 2002, by and between BACE International, Inc., a North Carolina corporation, ( the "Seller") and The Cura Group III, Inc., a Florida corporation ("Purchaser"). Certain capitalized terms used herein are defined in Article I.


                              W I T N E S S E T H:


         WHEREAS, Seller is in the business of providing professional employee, staffing, payroll and other services; and

         WHEREAS, Seller executed a Loan Agreement in the amount of $3,600,000 on August 30, 2002 in order to extend its Workers' Compensation insurance policy for an additional thirty days ("LOC1");


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         WHEREAS,  Seller executed an additional Loan Agreement in the amount of
$3,600,000 on September 30, 2002 in order to extend its Workers' Compensation insurance policy for an additional thirty days ("LOC2");

         WHEREAS, Seller requires an additional $1,530,000 for paid loss capital in order to continue its Workers' Compensation insurance policy for an additional sixty days ("LOC3");

         WHEREAS, Seller is a licensed professional employer organization ("PEO") in the State of North Carolina operating as StaffAmerica, Inc. ("StaffAmerica").

         WHEREAS, Purchaser wishes to buy and Seller wishes to sell all of the issued and outstanding shares of StaffAmerica;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, and for good and valuable consideration, the sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   DEFINITIONS

         Definitions. The following terms shall have the following meanings for the purposes of this Agreement:

          "Affiliate" means, with respect to any specified Person, any other Person which, directly or indirectly, controls, is under common control with, or is controlled by, such specified Person.

         "Agreement" means this Agreement, including the Disclosure Schedule and all other exhibits and schedules hereto, as it and they may be amended from time to time in accordance herewith or therewith, as applicable.

         "Assets" means all of the assets, properties, goodwill and rights of every kind and description, real and personal, tangible and intangible, wherever situated and whether or not reflected in the most recent Financial Statements, that are owned or possessed by the Seller.



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         "Authority" means any federal, state, provincial or local governmental, regulatory or administrative body, agency or authority, any court or judicial authority, any public, private or industry regulatory authority, whether foreign or domestic, or any Person lawfully empowered by any of the foregoing to enforce or seek compliance with any applicable law, statute, regulation, order or decree.

         "Balance Sheet" means the unaudited balance sheet of the Seller as of September 30, 2002.

          "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

         "Closing" means the consummation of the transactions contemplated herein.

         "Closing Date" has the meaning set forth in Section 2.2.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Company" means StaffAmerica, Inc., a North Carolina corporation.

         "Confidential   Information"   means   information   which  constitutes
Evaluation Material as defined in the Confidentiality Agreement.

         "Consulting Agreement" means the agreement set forth in Exhibit A.

         "Contract" means any contract, lease, agreement, indenture, mortgage, note or bond, whether written or oral.

         "Customer(s)" or "Customer Base" means, as of the relevant date, the existing customer(s) of Seller which are receiving service from Seller in the states as set forth on Exhibit B and the existing Customer(s).

         "Disclosure Schedule" means the Disclosure Schedule delivered by the Seller to Purchaser on the date of this Agreement, as amended, modified or supplemented pursuant to this Agreement.

         "Dispute" has the meaning set forth in Section 10.6.

         "Dollars" or numbers preceded by the symbol "$" means amounts in United States Dollars.

         "Employee" means each person who is employed by the Seller as of the Closing Date, including those persons who are not actively at work as of the Closing Date.

         "Employment Claims" has the meaning set forth in Section 6.9.



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         "Encumbrances"  means any lien,  mortgage,  security interest,  pledge, restriction on transferability, defect of title or other claim, charge or encumbrance of any nature whatsoever on any property or property interest.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "Executive Officer" of a Person means any executive officer of such Person who has been elected or appointed as such by the Board of Directors of such Person. The Executive Officers of Seller are identified on the Disclosure Schedule.

         "Financial Statements" means the unaudited financial statements of the Seller as of December 31, 2001 consisting of the balance sheet at such date and the related statement of earnings for the fiscal year then ended and the unaudited financial statements of the Seller as of September 30, 2002 consisting of the balance sheet at such date and the related statement of earnings for the two month period then ended.

         "GAAP" means U.S. generally accepted accounting principles, practices and interpretations applied on a consistent basis.

         "Indemnification Period" has the meaning set forth in Section 9.1.

         "Indemnitee" means the Person entitled to, or claiming a right to, indemnification under Article IX.

         "Indemnitor" shall mean a Person obligated to provide indemnification under Article IX.

         "Intellectual Property" means any Copyrights, Patents, Trademarks, servicemarks, trade names, information, proprietary rights, processes, technology rights and licenses, trade secrets, franchises, know-how, inventions and other intellectual property.

         "Laws" mean all federal, state and local statutes, codes, ordinances, rules, regulations, orders, stipulations and other legal authorities applicable to the Seller.

         "Lien" means, with respect to any property or asset, any security interest, lien, charge, mortgage, deed, assignment, pledge, hypothecation, encumbrance, easement, restriction, judgment, option, right of first offer, right of first refusal or interest of another Person of any kind or nature.

          "Loss" or "Losses" means any and all actual losses, costs, damages, penalties and expenses (including reasonable attorneys' fees and expenses and litigation costs), and any legal or other expenses reasonably incurred in connection with investigating or defending any claims or actions, whether or not resulting in any liability.

         "Management Agreement" is the agreement set forth in Exhibit C.



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         "Material Adverse Effect" means an effect on the operations, results of operations or condition (financial or otherwise) or prospects of the Seller, taken as a whole, which is or would be materially adverse; provided, however, that (i) general economic conditions or developments or general industry
conditions  or   developments  in  the   telecommunications   industry  will  be
disregarded for purposes of determining a Material Adverse Effect and (ii) any change arising from or out of any proposed or adopted legislation, law or other enactment by any Authority will be disregarded for purposes of determining a Material Adverse Effect.

         "Material Contracts" has the meaning set forth in Section 3.7.

         "Permits" means any approvals, authorizations, consents, licenses, permits or certificates by or of any Authority.

         "Person" means any individual, corporation, proprietorship, firm, partnership, limited partnership, limited liability company, trust, association, Authority or other entity.

         "Purchase Price" has the meaning set forth in Section 2.3 .

         "Purchaser" has the meaning set forth in the Preamble.

         "Related Agreements" means the Management Agreement.

         "Restricted Period" has the meaning set forth in Section 6.7.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Seller" has the meaning set forth in the Preamble.

         "Seller's Knowledge" means the actual knowledge of any Executive Officer of the Seller.

         "Shares" means all of the issued and outstanding shares of Seller its subsidiaries and affiliates.

         "Taxes" means any and all taxes, charges, fees, levies, deficiencies or other assessments of whatever kind or nature including, without limitation, all net income, gross income, profits, gross receipts, excise, real or personal property, sales, ad valorem, withholding, social security, retirement, excise, employment, unemployment, minimum, estimated, severance, stamp, property, occupation, environmental, windfall profits, use, service, net worth, payroll, franchise, license, gains, customs, transfer, recording and other taxes, customs duty, fees assessments or charges of any kind whatsoever, which are imposed by the United States, or any state, local or foreign government or subdivision or agency thereof (a "Taxing Authority"), including any liability therefor as a transferee (including without limitation under Section 6901 of the Code or any similar provision of applicable Law), as a result of Treasury Regulation ss.1.1502-6 or any similar provision of applicable Law, or as a result of any Tax sharing or similar agreement, and such term shall also include any interest, penalties or additions to tax or additional amount imposed by any Taxing Authority.



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         "Tax Proceeding" has the meaning set forth in Section 3.12.

         "Tax Return" means any return, declaration, report, information return or statement, and any amendment thereto, including without limitation any consolidated, combined or unitary return or other document (including any related or supporting information), filed or required to be filed with any Taxing Authority in connection with the determination, assessment, collection, payment, refund or credit of any federal, state, local and foreign Tax or the administration of any Law relating to any Tax.

         "Transferred Employee" has the meaning set forth in Section 6.9.

         "Value of Accounts Receivable" means the value of all accounts receivable which are included among the Assets reduced by the percentages set forth on Exhibit D .

                           SALE AND PURCHASE OF SHARES

     Purchase of Shares. Subject to the terms and conditions of this Agreement, at the Closing, the Seller shall sell, assign, convey, transfer and deliver to Purchaser, and Purchaser shall purchase, acquire and take assignment and delivery of, all of the Seller's right, title and interest in and to the Shares.

     Closing. The Closing shall take place at the offices of Levy Boonshoft & Spinelli, P.C., 477 Madison Avenue, New York, New York, at 10:00 A.M. on the fifth business day after all conditions to closing have been satisfied or on such other date as is mutually agreed to by Seller and Purchaser. The date on which the Closing occurs in accordance with the preceding sentence is referred to in this Agreement as the "Closing Date."

     Purchase Price. At the Closing, as consideration for the transfer of the Assets Purchaser and Seller shall determine a Purchase Price for the Shares within sixty (60) days from the date of this Agreement as mutually agreed upon.



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                        REPRESENTATIONS AND WARRANTIES OF
                                     SELLER

         The Seller hereby represents and warrants to Purchaser, as of the date hereof and as of the Closing Date, that, except as set forth in the Disclosure
Schedule:

         3.1. Corporate Status. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of North Carolina and is qualified to do business as foreign corporations in any jurisdiction where required to be so qualified. The Charter Documents and bylaws of the Company and the Affiliates that have been delivered to Buyer as of the date hereof are effective under applicable Laws and are current, correct and complete.

         3.2 Authorization The Seller has the requisite power and authority to execute and deliver the Transaction Documents to which it is a party and to perform the Transactions performed or to be performed by it. Each Transaction Document executed and delivered by Seller has been duly executed and delivered by Seller and constitutes a valid and binding obligation of the Seller, enforceable against such the Seller in accordance with its terms.

         3.3 Consents and Approvals. Neither the execution and delivery by the Seller of the Transaction Documents to which it is a party, nor the performance of the Transactions performed or to be performed by the Seller, require any filing, consent or approval, constitute a Default or cause any payment obligation to arise under (a) any Law or Court Order to which any Shareholder is subject, (b) the Charter Documents or bylaws of the Company or (c) any Contract, Governmental Permit or other document to which the Company or the Affiliates is a party or by which the properties or other assets of the Company or the Affiliates may be subject.

         3.4 Stock Ownership

         (a) The Seller is the sole record and beneficial owner of all of the issued and outstanding shares of capital stock of any form, class and designation (and options to purchase capital stock) of the Company. There are no existing options, warrants, calls, commitments or other rights of any character (including conversion or preemptive rights) relating to the acquisition of any issued or unissued common stock or other securities of the Company.

         (b) the Seller recognizes that the Purchaser would have no adequate remedy at law if the Seller has created, issued or otherwise any shares of the capital stock not set forth in Schedule 3.4. Therefore, the Seller hereby agrees and covenants that the existence of any shares not set forth in Schedule 3.4 shall result in the incurring of liquidated damages in the amount of Twenty Million Dollars ($20,000,000) and the revocation of any of the obligations of the Purchaser in this Agreement. The parties herein acknowledge that the damages to the Buyer as a result of the Shareholder's breach of this section could not be easily computed. This amount is not intended to be a penalty.



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         3.5.  Financial Statements.  Intentionally deleted.

         3.6. Title to Assets and Related Matters The Company and the Affiliates have good and marketable title to, valid leasehold interests in or valid licenses to use, all of their Assets, free from any Encumbrances except those specified in Schedule 3.6. The use of the Assets are not subject to any Encumbrances (other than those specified in the preceding sentence), and such use does not, to the Seller's Knowledge, encroach on the property or rights of anyone else. Except as set forth on Schedule 3.11, all tangible personal property (other than Inventory) included in the Assets are suitable for the purposes for which they are used, in good working condition, reasonable wear and tear excepted, and are free from any known defects.

         3.7. Real Property Schedule 3.7 describes all real estate used in the operation of the Business as well as any other real estate that is owned, in the possession of or leased by the Company and the improvements (including and other structures) located on such real estate (collectively, the "Real Property"), and lists any lease buildings under which any such Real Property is possessed (the "Real Estate Leases"). Schedule 3.7 also describes any other real estate previously owned, leased, occupied or otherwise operated by the Company and the time periods of any such ownership, lease, occupation or operation. All of the Real Property (a) is usable in the ordinary course of business and (b) to Seller's Knowledge, conforms with any applicable Laws relating to its construction, use and operation and with applicable zoning Laws. The Company, the Affiliates or the landlord of any Real Property leased by the Company or the Affiliates have obtained all licenses and rights-of-way from governmental entities or private parties that are necessary to ensure vehicular and pedestrian ingress and egress to and from the Real Property.

         3.8. Certain Personal Property. Schedule 3.8 describes all items of tangible personal property that were included in the Balance Sheet at a net book value of at least $10,000. Except as specified in Schedule 3.8, since the Balance Sheet Date, the Company has not acquired any items of tangible personal property that have a carrying value in excess of $10,000. All of such personal property included in Schedule 3.8 is, and any such personal property acquired after the date hereof in accordance with Section 5.1 will be, usable in the ordinary course of business, and all such personal property included in Schedule
3.8 conforms, and all of such personal property acquired after the date hereof will conform, with any applicable Laws relating to its construction, use and operation. Except for those items subject to the Non-Real Estate Leases and certain computer hardware and software owned by the Company's employees or consultants with an aggregate value of less than $5,000, no Person other than the Company or the Affiliates owns any vehicles, material equipment or other material tangible assets located on the Real Property that have been used in the Business or that are necessary for the operation of the Business.

         3.9. Non-Real Estate Leases Schedule 3.9 lists all assets and property (other than Real Property) that are possessed by the Company or the Affiliates under an existing lease, including all trucks, automobiles, forklifts, machinery, equipment, furniture and computers, except for any lease under which the aggregate annual payments are less than $10,000 (each, an "Immaterial Lease"). Schedule 3.9 also lists the leases under which such assets and property listed in Schedule 3.8 are possessed. All of such leases (excluding Immaterial Leases) are referred to herein as the "Non-Real Estate Leases."



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         3.10.  Accounts  Receivable All accounts  receivable of the Company (a)
are valid and genuine, (b) arise out of bona fide sales and deliveries of goods, performance of services or other business transactions, (c) are not subject to valid defenses, set-offs or counterclaims other than normal returns and allowances and (d) were generated only in the ordinary course of business.

         3.11. Inventory and Equipment. All inventory and equipment of the Company and the Affiliates reflected on the Balance Sheet, and all inventory and equipment owned by the Company or the Affiliates was acquired and has been maintained in accordance with their regular business practices, consists of items of a quality and quantity useable in the ordinary course of their business consistent with past practice, and is valued in conformity with generally accepted accounting principles applied on a consistent basis; except as set forth on Schedule 3.11, no significant amount of such inventory or equipment is obsolete.

         3.12. Liabilities The Company or the Affiliates do not have any material Liabilities, other than (a) Liabilities specified in Schedule 3.12, (b) Liabilities specified in the Balance Sheet (except as heretofore paid or discharged), (c) Liabilities incurred in the ordinary course since the Balance Sheet Date that, individually or in the aggregate, are not material to the Business, or (d) Liabilities under any Contracts that were not required under GAAP to have been specifically disclosed or reserved for on the Balance Sheet.

         3.13. Taxes

         (a) The Company has timely filed all Tax Returns required to be filed on for the Company and the Affiliates or before the Closing Date and all such Tax Returns are true, correct and complete in all respects. The Company has paid in full on a timely basis all Taxes owed by it, whether or not shown on any Tax Return, except where the failure to file such return or pay such taxes would not have a Material Adverse Effect. No claim has ever been made by any authority in any jurisdiction where the Company does not file Tax Returns that the Company may be subject to taxation in that jurisdiction.

         (b) There are no unpaid and uncollected payroll taxes as a result of Seller's Business except for those set forth on the Disclosure Schedule.

         (c) The amount of the Company's liability for unpaid Taxes as of the Balance Sheet Date did not exceed the amount of the current liability accruals for Taxes (excluding reserves for deferred Taxes) shown on the Balance Sheet.



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         (d) There are no ongoing examinations or claims against the Company for
Taxes, and no notice of any audit, examination or claim for Taxes, whether pending or threatened, has been received. The Company has not waived or extended the statute of limitations with respect to the collection or assessment of any Tax.

         (e) The Company has a taxable year ended on December 31, in each year commencing from the incorporation of the Company. The Company currently utilizes the cash method of accounting for income Tax purposes and such method of accounting has not changed in the past 10 years.

         (f) The Company has withheld and paid over to the proper governmental authorities all Taxes required to have been withheld and paid over, and complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid to any employee, independent contractor, creditor or third party.

         (g) Copies of (i) any Tax examinations, (ii) extensions of statutory limitations for the collection or assessment of Taxes and (iii) the Tax Returns of the Company and each Subsidiary for the last two fiscal years have been made available to Buyer

         (h) There are (and as of immediately following the Closing there will be) no Liens on the assets of the Company relating to or attributable to Taxes, except for liens for Taxes not yet due. To the Shareholders' Knowledge, there is no basis for the assertion of any claim relating to or attributable to Taxes which, if adversely determined, would result in any Lien on the assets of the Company or otherwise have an adverse effect on the Company or its business.

         (i) There are no contracts, agreements, plans or arrangements, including but not limited to the provisions of this Agreement, covering any employee or former employee of the Company that, individually or collectively, would reasonably be expected to give rise to any payment (or portion thereof) that would not be deductible pursuant to Sections 280G, 404 or 162 of the Code. The Company has not filed a consent under Section 341(f) of the Code. The Company is not and has not been a United States real property holding company within the meaning of Section 897(c) during the period specified in Section 897(c)(1)(A)(ii).

         (j) The Company has not been at any time, a party to a tax sharing, tax indemnity or tax allocation agreement, and the Company has not assumed the tax liability of any other person under contract.

         3.14. Subsidiaries Following is a list of the Company's wholly-owned subsidiaries (as defined herein as "Affiliates") of which the Company is the owner of all issued and outstanding shares of capital stock in any form, class and designation:

                                    ABP, Inc.
                                    ABP III, Inc.
                                    ABP IV, Inc.
                     Meridian Investment & Management, Inc.



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         3.15. Legal Proceedings and Compliance with Law.

                  (a) There is no Litigation that is pending or, to Seller's Knowledge, threatened against the Company or the Affiliates. To the Seller's Knowledge, there has been no Default under any Laws applicable to the Company or the Affiliates, including Laws relating to pollution or protection of the environment, and the Company and the Affiliates have not received any notices from any governmental entity regarding any alleged Defaults under any Laws. There has been no Default with respect to any Court Order applicable to the Company or the Affiliates.

         3.16  Contracts

                  (a) Schedule 3.16 lists all Contracts of the following types to which the Company or the Affiliates are a party or by which they are bound, except for Minor Contracts:

                    (i) Contracts with any present or former shareholder, director, officer, employee, partner or consultant of the Company or any Affiliate thereof.

                    (ii) Contracts for the future purchase of, or payment for, supplies or products, or for the lease of any real or personal property from or the performance of services by a third party;

                    (iii) Contracts to sell or supply products or to perform services that involve an amount in excess of $5,000 in any individual case;

                    (iv) Contracts to lease to or to operate for any other party any real or personal property that involve an amount in excess of $5,000 in any individual case;

                    (v) Any notes, debentures, bonds, conditional sale agreements, equipment trust agreements, letter of credit agreements, reimbursement agreements, loan agreements or other Contracts for the borrowing or lending of money (including loans to or from officers, directors, partners, shareholders or Affiliates of the Company or any members of their immediate families), agreements or arrangements for a line of credit or for a guarantee of, or other undertaking in connection with, the indebtedness of any other Person;



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                    (vi) Any Contracts under which any Encumbrances exist; and

                    (vii) Any other  Contracts  (other than Minor  Contracts and those described in any of (i) through (vi) above) not made in the ordinary course of business.

         (b) The Contracts listed in Schedule 3.16 and the Minor Contracts excluded from Schedule 3.16 based on the term or amount thereof are referred to herein as the "Company Contracts." The Company or the Affiliates are not in material Default under any Company Contract (including any Real Estate Leases and Non-Real Estate Leases). The Company and the Affiliates have not received any communication from, or given any communication to, any other party indicating that the Company, the Affiliates, or such other party, as the case may be, is in Default under any Company Contract. To the Knowledge of the Seller, (i) none of the other parties in any such Company Contract is in Default thereunder, and (ii) each such Company Contract is enforceable against any other parties thereto in accordance with terms thereof.

         3.17 Insurance Schedule 3.17 lists all policies or binders of insurance held by or on behalf of the Company and the Affiliates, specifying with respect to each policy the insurer, the amount of the coverage, the type of insurance, the risks insured, the expiration date, the policy number and any pending claims thereunder. To the Seller's Knowledge, there is no Default with respect to any such policy or binder, nor has there been any failure to give any notice or present any claim under any such policy or binder in a timely fashion or in the manner or detail required by the policy or binder. There is no notice of nonrenewal or cancellation with respect to, or disallowance of any claim under, any such policy or binder that has been received by the Company.

         3.18  Intellectual Property

         (a) Intellectual Property. The Company has good and valid title to and ownership of all Intellectual Property necessary for its Business and operations (as now conducted and as proposed to be conducted). A list of all Intellectual
Property owned by the Company or the Affiliates is set forth on Schedule 3.18(A). There are no outstanding options, licenses or agreements of any kind to which the Company or the Affiliates are a party or by which they are bound relating to any Intellectual Property, whether owned by the Company, the Affiliates, or another person, except as disclosed on Schedule 3.18(A). To the Knowledge of the Sellers, the business of the Company as formerly and presently conducted did not and does not conflict with or infringe upon any Intellectual Property right, owned or claimed by another.

         (b) Contracts. Schedule 3.18(B) contains a complete and accurate list and summary description, including any royalties paid or received by the Company or the Affiliates, of all Contracts relating to the Intellectual Property to which the Company is a party or by which the Company is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $5,000 under which the Company is the licensee. There are no outstanding and, to Sellers' Knowledge, no threatened disputes or disagreements with respect to any such agreement.

         (c) Know-How Necessary for the Business The Intellectual Property included in the Assets constitutes all of the Intellectual Property that is, to the Sellers Knowledge, necessary for the operation of the Business as it is currently conducted. Except as described on Schedule 3.18(C), the Company and the Affiliates are the owner of all right, title and interest in and to each item of Intellectual Property, free and clear of any Encumbrances, and to the Seller's Knowledge have the right to use without payment to a third party all of the Intellectual Property.

         3.19 Employees The Company and the Affiliates are not (a) a party to, involved in or, to Sellers' Knowledge, threatened by, any labor dispute or unfair labor practice charge, or (b) currently negotiating any collective bargaining agreement. The Company has not experienced during the last three years any work stoppage. Sellers have delivered to Buyer a complete and correct list of the names and salaries, bonus and other cash compensation of all employees (including officers) of the Company. Schedule 3.19 lists the directors and officers of the Company.

         3.20 ERISA

         (a) Schedule 3.20 contains a complete list of all benefit plans sponsored or maintained by the Company or the Affiliates or under which the Company or the Affiliates are obligated. Seller has delivered to Buyer (i) accurate and complete copies of all such benefit plan documents and all other material documents relating thereto, including (if applicable) all summary plan descriptions, summary annual reports and insurance contracts, (ii) accurate and complete detailed summaries of all unwritten benefit plans, (iii) accurate and complete copies of the most recent financial statements and actuarial reports with respect to all such benefit plans for which financial statements or actuarial reports are required or have been prepared and (iv) accurate and complete copies of all annual reports for all such benefit plans (for which annual reports are required) prepared within the last three years. Each such benefit plan providing benefits that are funded through a policy of insurance is indicated by the word "insured" placed by the listing of the benefit plan in the
Schedule 3.20.

         (b) To the Seller's Knowledge, all such benefit plans conform (and at all times have conformed) in all material respects to, and are being administered and operated (and have at all time been administered and operated) in material compliance with, the requirements of ERISA, the Code and all other applicable Laws. All returns, reports and disclosure statements required to be made under ERISA and the Code with respect to all such benefit plans have been timely filed or delivered. To the Seller's Knowledge, there have not been any "prohibited transactions," as such term is defined in Section 4975 of the Code or Section 406 of ERISA involving any of the benefit plans, that could subject any Seller or the Company to any material penalty or tax imposed under the Code or ERISA.

         (c) Except as is set forth in Schedule 3.20, any such benefit plan that is intended to be qualified under Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code has been determined by the Internal Revenue Service to be so qualified or an application for such determination is pending. Any such determination that has been obtained remains in effect and has not been revoked, and with respect to any application that is pending, the Company does not have any reason to suspect that such application for determination will be denied. Nothing has occurred since the date of any such determination that is reasonably likely to affect adversely such qualification or exemption, or result in the imposition of excise taxes or income taxes on unrelated business income under the Code or ERISA with respect to any such benefit plan.

         (d) The Company or the Affiliates do not sponsor a defined benefit plan subject to Title IV of ERISA, nor does it have a current or contingent obligation to contribute to any multi employer plan (as defined in Section 3(37) of ERISA). The Company does not have any liability with respect to any employee benefit plan (as defined in Section 3(3) of ERISA) other than with respect to such benefit plans.

         (e) There are no pending or, to Seller's Knowledge, any threatened claims by or on behalf of any such benefit plans, or by or on behalf of any individual participants or beneficiaries of any such benefit plans, alleging any breach of fiduciary duty on the part of the Company, the Affiliates, or any of its officers, directors or employees under ERISA or any other applicable regulations, or claiming benefit payments (other than those made in the ordinary operation of such plans), nor is there, to Seller's Knowledge, any basis for such claim. The benefit plans are not the subject of any pending (or to Seller's Knowledge, any threatened) investigation or audit by the Internal Revenue Service or the Department of Labor.

         (f) The Company and the Affiliates have timely made all required contributions under such benefit plans.

         (g) With respect to any such benefit plan that is an employee welfare benefit plan (within the meaning of Section 3(1) of ERISA) (a "Welfare Plan") and except as specified in Schedule 3.20, (i) each Welfare Plan for which contributions are claimed by the Company as deductions under any provision of the Code complies with all applicable requirements pertaining to such deduction,
(ii) with respect to any welfare benefit fund (within the meaning of Section 419 of the Code) related to a Welfare Plan, there is no disqualified benefit (within the meaning of Section 4976(b) of the Code) that would result in the imposition of a tax under Section 4976(a) of the Code, (iii) any benefit plan that is a group health plan (within the meaning of Section 4980B(g)(2) of the Code) complies, and in each and every case has complied, with all of the applicable requirements of Section 4980B of the Code, ERISA, Title XXII of the Public Health Service Act and the Social Security Act, and (iv) all Welfare Plans may be amended or terminated at any time on or after the Closing Date. Except as specified in Schedule 3.20, no benefit plan provides any health, life or other welfare coverage to employees of the Company beyond termination of their employment with the Company by reason of retirement or otherwise, other than coverage as may be required under Section 4980B of the Code or Part 6 of ERISA, or under the continuation of coverage provisions of the laws of any state or locality.

         3.21 Corporate Records. The minute books of the Company and the Affiliates contain complete, correct and current copies of their charter documents and bylaws and of all minutes of meetings, resolutions and other proceedings of its Board of Directors and shareholders. The stock record books of the Company and the Affiliates are complete, correct and current.

         3.22. Absence of Certain Changes Except as contemplated by this Agreement, the Company and the Affiliates have conducted the business in the ordinary course since inception, and there has not been with respect to the business any of the items specified below since the Balance Sheet Date:

         (a) any change that has had or is reasonably likely to have a Material Adverse Effect;


         (b) any distribution or payment declared or made in respect of its common stock by way of dividends, purchase or redemption of shares or otherwise;


         (c) any increase in the compensation payable or to become payable to any director, officer, employee or agent, except for increases for non-officer employees made in the ordinary course of business, nor any other change in any employment or consulting arrangement except in the ordinary course of business;

         (d) any sale, assignment or transfer of Assets, or any additions to or transactions involving any Assets, other than those made in the ordinary course of business;

         (e) other than in the ordinary course of business, any waiver or release of any claim or right or cancellation of any debt held;

         (f) materially decrease its working capital;

         (g) other than in the ordinary course of business, any incurrence of indebtedness for borrowed money or issuance of any debt securities; or

         (h) any payments to any Affiliate of the Company,

         3.23. Customers The Company has used reasonable business efforts to maintain, and currently maintains, good working relationships with all of its customers. Schedule 3.23 contains a list of the names of each of the 10 customers that, in the aggregate, for the period from January 1, 2001 through September 30, 2001 were the largest dollar volume customers of products or services, or both, sold by the Company. None of such customers has given the Company or the Affiliates written notice terminating, canceling or threatening to terminate or cancel any Contract or relationship with the Company or the Affiliates.

         3.24 Previous Sales; Warranties. The Company or the Affiliates have not breached any express or implied warranties in connection with the sale or distribution of goods or the performance of services, except for breaches that, individually and in the aggregate, are not material and are consistent with the past practices of the Business.

         3.25 Finder's Fees No Person retained by the Company, the Affiliates or any Seller is or will be entitled to any commission or finder's or similar fee in connection with the Transactions.

         3.26 Accuracy of Information. To the Seller's Knowledge, no representation or warranty by the Company, the Affiliates or any Seller in any Transaction Document, and no information contained therein contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which such statements were made.

         3.27 Intentionally Omitted

         3.28  Additional   Information   Schedule  3.28  accurately  lists  the
following:

         (a) the names and addresses of every bank or other financial institution in which the Company or the Affiliates maintain an account (whether checking, saving or otherwise), lock box or safe deposit box, and the account numbers and names of Persons having signing authority or other access thereto; and

         (b) all names under which the Company or the Affiliates have conducted the Business or which it has otherwise used at any time during the past five years.

         3.29 Absence of Certain Changes. Except as set forth in the Disclosure Schedule or as contemplated by this Agreement, since the date of the Balance Sheet, the business of the Seller has been conducted in the ordinary course consistent with past practice and there has not been:

         any event, occurrence, development or state of circumstances or facts that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

         any change in any method of accounting, method of tax accounting, or accounting practice by the Seller or any of its Affiliates, except for any such change required by reason of a concurrent change in GAAP; or

         (i) any granting by the Seller to any employee of the Seller of any increase in compensation, except for normal increases in the ordinary course of business and consistent with past practice, or (ii) any grant, issuance, acceleration, payment, accrual or agreement to pay or make any agreement for accrual or arrangement for payment of salary or other payments, compensation or benefits pursuant to, or adopt or amend, any new or existing employee benefit plan, agreement or arrangement, except in the ordinary course of business consistent with past practice.

         3.30 Guaranties. Seller is not a guarantor of any third party obligation and otherwise is not liable for any liability or obligation (including indebtedness) of any other Person.

         3.31 Litigation. Except as set forth in the Disclosure Schedule, there are no legal, administrative, arbitration or other proceedings or claims, actions, disputes or investigations pending or, to Seller's best knowledge, threatened against Seller, or affecting the Assets, and Seller knows of no basis for any such action, proceeding, claim or investigation. Neither Seller nor any of the Assets is subject to any judgment, order or decree entered in any law suit or legal, administrative, or other proceeding.

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser represents and warrants, as of the date hereof and as of the Closing Date, to the Seller that:

         Due Incorporation. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, with all requisite power and authority to own and operate its assets and properties as they are now being owned and operated, except where the failure to have such power and authority would not have a material adverse effect on the Purchaser. The incorporation documents, by-laws, minutes and resolutions of the Purchaser made available for review to the Seller are true and current copies thereof.

         Due Authorization.

         Purchaser has full power and authority to enter into this Agreement and its Related Agreements and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Purchaser of this Agreement and its Related Agreements have been duly and validly approved by the board of directors of Purchaser and no other corporate actions or proceedings on the part of Purchaser are necessary to authorize this Agreement, its Related Agreements and the transactions contemplated hereby and thereby.

         Purchaser has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered (or prior to or at the Closing will duly and validly execute and deliver) its Related Agreements. This Agreement constitutes the legal, valid and binding obligation of Purchaser and Purchaser's Related Agreements, upon execution and delivery by Purchaser, will constitute legal, valid and binding obligations of Purchaser, enforceable in accordance with their respective terms.

         Broker. Purchaser has used no broker, investment banker intermediary or finder in connection with the transactions contemplated hereby, and neither the Seller nor any Affiliate of the Seller has or shall have any liability or otherwise suffer or incur any Loss as a result of or in connection with any brokerage or finder's fee or other commission of any Person retained by Purchaser in connection with any of the transactions contemplated by this Agreement.

         Financing. Purchaser has or shall have all funds necessary to perform its obligations under this Agreement and financing is not a condition to the Closing.

         Litigation. Except as set forth on Exhibit M, there is no investigation, inquiry or review by any governmental entity or authority with respect to Purchaser, whether pending or, to Purchaser's knowledge, threatened, nor has any governmental entity indicated to Purchaser an intention to conduct the same. There is no action of any kind, pending or, to Purchaser's knowledge, threatened, at law or in equity, before any court, arbitrator, governmental entity or authority, that involves, affects or relates to Purchaser or any of its properties or assets that either singly or in the aggregate may have any material adverse effect on the operations, financial condition or results of operations of Purchaser and its subsidiaries considered as a whole.

                                    COVENANTS

         Efforts; Notices and Consents. Each of the Seller and Purchaser will, as promptly as practicable following the date hereof (i) make the required filings with, and use its best efforts to obtain the required authorizations, approvals, consents and other actions of, Authorities and (ii) use its best efforts to obtain the required consents of other Persons with respect to the transactions contemplated hereby.

         Management Agreement. Simultaneously with the execution hereof, Seller shall enter into a Management Agreement with the Purchaser in the form attached hereto as Exhibit C, effective on the date specified therein, whereby the Purchaser will, until the Closing Date, manage the operations of the Seller which relate to the Customers and the Customer Base.

         Post-Closing Access and Cooperation. The Purchaser and the Seller will, after the Closing Date, afford promptly to each other and their respective representatives reasonable access during normal business hours to the offices, facilities, books, records, officers and employees of each other to the extent and for a purpose reasonably requested by the other. Without limiting the generality of the foregoing, the Purchaser and the Seller will cooperate with each other in the defense of any litigation, including, but not limited to, making employees available for purposes of trial preparation and testimony but only to the extent it would not materially interfere with the duties of such employees.

         Non-Solicitation Agreement.

         In consideration of this Agreement and the consideration the Seller is receiving hereunder, the Seller covenants and agrees that from the Closing Date through the fourth anniversary of the Closing Date (the "Restricted Period"), it will not, and will not cause any other Person to, and will not permit any of its Affiliates, subsidiaries or employees to, without the prior express written approval of the Purchaser, anywhere in the states included in the Customer Base, directly or indirectly, in one or a series of transactions, solicit customers of Purchaser who are such immediately after the Closing.

         During the Restricted Period, the Seller will not cause any other Person to, without the express prior written approval of the Purchaser in one or a series of transactions, recruit, solicit or otherwise induce or influence any proprietor, partner, stockholder, lender, director, officer, employee, sales agent, joint venturer, investor, lessor, customer, agent, representative or any other person which has a business relationship with the Seller, to discontinue such person or entity's employment, agency or business relationship with the Purchaser in respect of the businesses conducted by the Purchaser immediately subsequent to the Closing.

         Standstill Agreement. From the execution of this Agreement the Seller will not: (i) make or encourage any offer or enter into any understanding or agreement for the purchase, merger or other acquisition of any capital stock of Seller; (ii) entertain or pursue any unsolicited offer for any such transaction;
(iii) furnish to any person or entity any nonpublic information concerning Seller or its business, financial affairs or prospects for the purpose or with the intent of permitting such person or entity to evaluate a business combination transaction; (iv) cause the original issue of any shares of common stock; or (v) declare or pay any dividends.

         Payroll Taxes. PEO shall pay all federal, state and local employment taxes for itself and the Business.

         Transfer Taxes. All transfer, documentary, sales, use, stamp and other similar Taxes (including but not limited to any penalties and interest) incurred in connection with this Agreement or the transfer of Assets to Purchaser shall be the sole responsibility of the Seller and remitted by the Seller to the appropriate Authorities when due.

                       CONDITIONS PRECEDENT TO OBLIGATIONS
                                  OF PURCHASER

         The obligations of the Purchaser at Closing under Article II of this Agreement are subject to the satisfaction or waiver by the Purchaser of the following conditions precedent on or before the Closing Date:

         Representations and Warranties True as of Closing Date. The representations and warranties of the Seller contained in Article III shall be true in all material respects as of the Closing Date (except for those representations and warranties that are qualified by materiality, which representations shall be true and correct as of the Closing Date) as if made at and as of such time (except for any representation or warranty that is as of a specific date, which representation or warranty shall be true and correct in all material respects as of such specified date).

         Compliance with Agreements and Covenants. The Seller shall have performed and complied in all material respects with all of the covenants, obligations and agreements contained in this Agreement to be performed and complied with by it on or prior to the Closing Date.

         Officer's Certificate. Purchaser shall have received a certificate dated the Closing Date and executed on behalf of the Seller by an Executive Officer of Seller to the effect that the conditions of Sections 6.1 and 6.2 have been satisfied and containing a copy of the resolutions of the Board of Directors of Seller approving this Agreement and the transactions contemplated hereby.

         Letters of Credit. LOC1, LOC2 and LOC3 shall be in full force and effect until the Closing Date and the Seller must not have defaulted and be in full and complete compliance with LOC1, LOC2 and LOC3, if applicable,.

         Related Agreements. The Related Agreements shall have been in full force and effect until the Closing Date.

         Laws. No Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) which prohibits consummation of the transactions contemplated by this Agreement or that is individually or in the aggregate with all other such Laws reasonably likely to have a Material Adverse Effect and no Authority shall have instituted any proceeding or threatened in writing to institute any proceeding seeking any such Law.

         No  Material  Adverse  Effect.   There  shall  not  have  occurred  any
developments, circumstances or other events that would reasonably be expected to have a Material Adverse Effect since the date hereof.

         Due Diligence. Purchaser and its counsel shall have received, reviewed and approved a written report of a search showing that the Assets are free and clear of all Liens of any kind or nature whatsoever and shall have a due diligence investigation of the Seller and the Shares to its satisfaction.

         Authority Approvals. All filings with, and approvals by, any federal, state or local Authorities required to be made or received prior to the consummation of the transactions contemplated by this Agreement shall have been made or received.

         Books and Records. The Purchaser shall have received from the Seller at the Closing, all of the books and records related to the Assets and identified on the Disclosure Schedule.

         Opinion of Seller's Counsel. The Purchaser shall have received an opinion of counsel to the Seller, dated the Closing Date, substantially in the form attached hereto as Exhibit H

                             CONDITIONS PRECEDENT TO
                              OBLIGATIONS OF SELLER

         The obligations of the Seller at Closing under Article II of this Agreement are subject to the satisfaction or waiver by the Seller of the following conditions precedent on or before the Closing Date:

         Representations and Warranties True as of Closing Date. The representations and warranties of the Purchaser contained in Article IV shall be true in all material respects as of the Closing Date (except for those representations and warranties that are qualified by materiality, which representations shall be true and correct as of the Closing Date) as if made at and as of such time (except for any representation or warranty that is as of a specific date, which representation or warranty shall be true and correct in all material respects as of such specified date).

         Compliance with Agreements and Covenants. The Purchaser shall have performed and complied in all material respects with all of its covenants, obligations and agreements contained in this Agreement to be performed and complied with by it on or prior to the Closing Date, except as otherwise permitted or contemplated by this Agreement.

         Officer's Certificate. Seller shall have received a certificate dated the Closing Date and executed on behalf of Purchaser by an Executive Officer of Purchaser to the effect that the conditions of Sections 7.1 and 7.2 have been satisfied and containing a copy of the resolutions of the Boards of Directors of Purchaser approving this Agreement and the transactions contemplated hereby.

         Laws. No Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) which prohibits consummation of the transactions contemplated by this Agreement and no Authority shall have instituted any proceeding or threatened in writing to institute any proceeding seeking any such Law.

         Authority Approvals. All filings with, and approvals by, any federal, state or local Authorities required to be made or received prior to the consummation of the transactions contemplated by this Agreement shall have been made or received.

         Opinion of Counsel to Purchaser. The Seller shall have received an opinion of counsel to the Purchaser, dated the Closing Date, substantially in the form attached hereto as Exhibit I.

                      SURVIVAL AND REMEDY; INDEMNIFICATION

         Survival. All of the terms and conditions of this Agreement, together with the warranties, representations, agreements and covenants contained herein or in any instrument or document delivered or to be delivered pursuant to this Agreement, shall survive the execution of this Agreement and the Closing Date, notwithstanding any investigation heretofore or hereafter made by or on behalf of any party hereto; provided, however, that (a) the agreements and covenants (other than the indemnification provisions set forth in this Article IX, which will survive as provided below) set forth in this Agreement shall survive and continue until all obligations set forth therein shall have been performed and satisfied and the applicable statute of limitations for breaches or defaults of such agreements and covenants has expired and (b) all representations and warranties, and the related agreements of the Seller, Purchaser to indemnify each other set forth in this Article IX, shall survive and continue for, and all indemnification claims with respect thereto shall be made prior to, the third anniversary of the Closing Date, except for representations, warranties and related indemnities for which an indemnification claim shall be pending as of the end of the applicable period referred to above, in which event such indemnities shall survive with respect to such indemnification claim until the final disposition thereof (the "Indemnification Period"). Thereafter, no party shall be under any obligation or liability whatsoever with respect to any such representation, warranty, covenant or agreement or any certificate in respect thereto.

         Indemnification by the Seller. Subject to Section 8.7, the Seller agrees to indemnify Purchaser and each of its Affiliates and their respective officers, directors, employees, shareholders, representatives and agents, against, and agrees to hold it and them harmless from, any and all Losses incurred or suffered by Purchaser or any of the foregoing persons (or any combination thereof) arising out of any of the following: (a) any breach of or any inaccuracy in any representation or warranty made by the Seller in Article III of this Agreement; (b) any breach of or failure by Seller to perform any agreement, covenant or obligation of Seller set out in this Agreement or any Related Agreement; (c) any liabilities of Seller, including, without limitation, any pre-closing liabilities related to the Assets that are not specifically assumed by Purchaser pursuant to this Agreement and (d) all demands, assessments, judgments, costs and reasonable legal and other expenses arising from, or in connection with, any investigation, action, suit, proceeding or other claim incident to any of the foregoing.

         Indemnification by Purchaser. Purchaser agrees to indemnify the Seller and each of its officers, directors, employees, shareholders, representatives and agents, against, and agrees to hold them harmless from, any and all Losses incurred or suffered by the Seller or any of the foregoing persons (or any combination thereof) arising out of (a) any breach of or any inaccuracy in any representation or warranty made by Purchaser pursuant to Article IV of this Agreement; (b) any breach of or failure by Purchaser to perform any agreement, covenant or obligation of Purchaser set out in this Agreement or any Related Agreement; and (c) all demands, assessments, judgments, costs and reasonable legal and other expenses arising from, or in connection with, any investigation, action, suit, proceeding or other claim incident to any of the foregoing.

         Right of Offset. In addition to all rights and remedies of Purchaser, Purchaser shall have the right to offset against any and all monies due to Seller hereunder, for all monetary claims Purchaser may have against Seller under this Agreement.

                                  MISCELLANEOUS

         Expenses. Except as expressly provided in this Agreement, each party hereto shall bear its own expenses (including legal fees and expenses) with respect to this Agreement.

         Amendment. This Agreement may be amended, modified or supplemented but only in writing signed by the Purchaser and the Seller.

         Notices. Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a) when received if given in person or by courier or a courier service,
(b) on the date of transmission if sent by facsimile (with confirmation of receipt) or (c) five Business Days after being deposited in the U.S. mail, certified or registered mail, postage prepaid:



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

     If to the Purchaser addressed as follows:

                           5101 NW 21st Avenue
                           Fort Lauderdale, Florida
                           Attention: Danny L. Pixler
                           Facsimile No.: (954) ___-____

                  with a copy to:

                           Levy Boonshoft & Spinelli, PC
                           477 Madison Avenue
                           New York, NY 10022
                           Attention: Peter Campitiello
                           Facsimile No.: (212) 751-6943

(a)      If to the Seller, addressed to it as follows:

                           6000 Fairview Road
                           Charlotte, North Carolina
                           Attention: William Baumgardner
                           Facsimile No.: (___) ___-____

                  with a copy to:

         or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

         Binding; No Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except by operation of law.

         Severability; Suspension Provisions. If in any jurisdiction, any provision of this Agreement or its application to any party or circumstance is restricted, prohibited or unenforceable, such provision shall, as to such jurisdiction, be ineffective only to the extent of such restriction, prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of such provision in any other jurisdiction or its application to other parties or circumstances. In addition, if any one or more of the provisions contained in this Agreement shall for any reason in any jurisdiction be held to be excessively broad as to time, duration, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law of such jurisdiction as it shall then appear.

1.2      Governing Law; Arbitration.

         (a) This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Florida without regard to the conflicts of laws principles thereof or the actual domiciles of the parties. Any arbitration or mediation initiated by the parties as provided herein shall be filed and maintained exclusively with the AAA's offices located in the State of Florida and the parties further agree that the provisions of this section may be enforced by any court of competent jurisdiction, and the party seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorneys' fees, to be paid by the party against whom enforcement is ordered.

         (b) Purchaser and Seller hereby consent to the jurisdiction of the AAA and the courts of the State of Florida, County of Broward, and the United States District Courts, located therein, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any arbitration, suit, action or other proceeding arising out of any of their obligations arising hereunder or with respect to the transactions contemplated hereby and expressly waive any and all objections they may have as to venue in any of such courts.

         (c) Each party hereto irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process by certified mail to such party and its counsel at their respective addresses specified in Section 10.3.

         Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         1.3 Headings. The title of this Agreement and the headings of the Sections and Articles of and the Schedules to this Agreement are for reference purposes only and shall not be used in construing or interpreting this Agreement.

         1.4 Entire Agreement; Amendment; Waiver. This Agreement, including any exhibits and schedules hereto and other documents, instruments and certificates delivered pursuant to the terms hereof, sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter hereof, and supersedes all prior agreements, promises, covenants, arrangements, representations or warranties, whether oral or written, by any party hereto or any officer, director, employee or representative of any party hereto. No modification or waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party to be charged therewith. The waiver of breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any other breach of the same or any other term or condition.

         1.5 Third Parties. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person other than the parties hereto and their successors or assigns any rights or remedies under or by reason of this Agreement.

         1.6 Publicity. From the date hereof through the Closing Date, except as required by law, neither Purchaser nor Seller shall make any announcement of the transactions contemplated hereby without the prior written consent of the other parties. From and after the Closing Date, except as otherwise required by law, neither Purchaser nor Seller shall make any announcement, issue any press release or disseminate information to the press or any third party regarding this Agreement or the transactions contemplated by this Agreement without the prior written consent of the other parties. The parties will cooperate with each other for an internal announcement designed to provide information to Employees of Seller as to transition issues and to promote a smooth transition for the Transferred Employees.

         Reference to Days. All references to days in this Agreement shall be deemed to refer to calendar days, unless otherwise specified.

         Specific Performance. Each of the parties hereto acknowledges and agrees that the Purchaser on the one hand, and the Seller on the other, would be irreparably damaged in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties hereto agrees that notwithstanding the provisions of Section 9.6 of this Agreement, they each shall be entitled to an injunction or injunctions to prevent breaches of the provisions and/or the remedy of specific performance hereof in any action instituted in any state or federal court located in the State of New York, in addition to any other remedy to which such party may be entitled, at law or in equity. In connection therewith, each party hereto hereby (i) consents to the jurisdiction of such courts, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, (ii) expressly waives any and all objections such party may have as to venue in any of such courts, and (iii) irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process by certified mail to such party and its counsel at their respective addresses specified in Section 9.3.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                       BACE INTERNATIONAL, INC.


                                       By:_____________________________________
                                            William Baumgardner, President

                                       THE CURA GROUP III, INC.


                                       By:_____________________________________
                                            Danny L. Pixler, President




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